UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021

XPERI HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39304	84-4734590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2021, the Board of Directors (the “Board”) of Xperi Holding Corporation (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Tonia O’Connor as a member of the Board, effective immediately.

Ms. O’Connor served as the Chief Executive Officer of Chopra Global from March 2019 until February 2021. Prior to that, Ms. O’Connor served as President and Chief Revenue Officer of Univision Communications Inc., a leading Hispanic media company in the U.S., from January 2008 until July 2018. From 1994 to 2007, Ms. O’Connor served as Executive Vice President of Sales and Marketing for Gemstar TV Guide, a media company focusing on interactive guide technology. Prior to joining Gemstar TV Guide, Ms. O’Connor held an account executive position in sales and marketing division of ATS Mobile. Ms. O’Connor currently serves on the Syracuse University’s Board of Trustees on the Athletics, Academic Affairs and Advancement & External Affairs committees and on the board of directors of STRIVE, a national organization providing employment and training services to low-income communities.  Ms. O’Connor holds a degree in Broadcast Journalism and International Relationships from Syracuse University.

Ms. O’Connor will receive compensation from the Company as a non-employee director, as more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”).  In addition, the Company is expected to enter into a director and officer indemnification agreement with Ms. O’Connor, in the form attached as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2020.

On January 4, 2022, the Company issued a press release announcing the appointment of Ms. O’Connor as a director, a copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
99.1	Press release dated January 4, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2022	Xperi HOLDING corporation

	By:	/s/ Robert Andersen
	Name:	Robert Andersen

	Title:	Chief Financial Officer